UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue Helena, Montana	59601
(Address of Principal Executive Offices)	(Zip Code)

(406) 442-3080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 24, 2014, the board of directors of American Federal Savings Bank (“AFSB”), the wholly owned subsidiary of Eagle Bancorp Montana, Inc., approved Change in Control Agreements with Laura F. Clark, Senior Vice President/Chief Financial Officer, Chantelle Nash, Senior Vice President/Chief Risk Officer, and Dale Field, Senior Vice President/Chief Credit Officer.  The agreements are substantially similar to those change of control agreements entered into with AFSB’s other executive officers.  The agreements are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Form of Change in Control Agreement between Laura Clark and American Federal Savings Bank.
10.2	Form of Change in Control Agreement between Chantelle Nash and American Federal Savings Bank.
10.3	Form of Change in Control Agreement between Dale Field and American Federal Savings Bank.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eagle Bancorp Montana, Inc.

By:	/s/ Peter J. Johnson
Peter J. Johnson
President & CEO

Date:  July 30, 2014